                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                Ciprico Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 CIPRICO INC.

                             --------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             --------------------


     The Annual Meeting of Shareholders of Ciprico Inc. will be held on Thursday, January 28, 1999, at 3:30 p.m. (Minneapolis time), at the Radisson Plaza Hotel, 35 South Seventh Street, Minneapolis, Minnesota, for the following purposes:

          1.   To set the number of directors at six (6).

          2.   To elect two Class II directors for the ensuing year.

          3. To approve the 1999 Amended and Restated Stock Option Plan as a consolidation of the Company's 1992 Nonqualified Stock Option Plan and 1994 Incentive Stock Option Plan without the reservation of additional shares.

          4. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

     Only shareholders of record at the close of business on December 11, 1998, are entitled to notice of and to vote at the meeting or any adjournment thereof.

     Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.


                              BY ORDER OF THE BOARD OF DIRECTORS



                              ROBERT H. KILL
                              CHAIRMAN AND PRESIDENT

Plymouth, Minnesota
December 21, 1998

                                 CIPRICO INC.

                        ANNUAL MEETING OF SHAREHOLDERS
                               JANUARY 28, 1999

                             --------------------

                               PROXY STATEMENT

                             --------------------

                                 INTRODUCTION

     Your Proxy is solicited by the Board of Directors of Ciprico Inc. ("the Company") for use at the Annual Meeting of Shareholders to be held on January 28, 1999, at the location and for the purposes set forth in the notice of meeting, and at any adjournment thereof.

     The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

     Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

     The mailing address of the principal executive office of the Company is 2800 Campus Drive, Plymouth, Minnesota 55441. The Company expects that this Proxy Statement, the related proxy and notice of meeting will first be mailed to shareholders on or about December 21, 1998.

                    OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed December 11, 1998, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on December 11, 1998, 4,874,191 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.


                           PRINCIPAL SHAREHOLDERS

     The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of December 11, 1998. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

        NAME AND ADDRESS OF              NUMBER OF SHARES
          BENEFICIAL OWNER              BENEFICIALLY OWNED      PERCENT OF CLASS
        --------------------            -------------------     ----------------
    Perkins Capital Management, Inc.        823,400(1)                16.9%
    730 E. Lake Street
    Wayzata, MN  55391

    Heartland Advisors, Inc.                492,600(2)                10.1%
    790 North Milwaukee Street
    Milwaukee, WI 53202

--------------------
(1) Perkins Capital Management, Inc. has indicated that as of December 7, 1998, it beneficially owns 823,400 shares, that it has no voting power as to 597,075 of such shares and that it has sole dispositive power over all of such shares.

(2) Heartland Advisors, Inc. has indicated that as of August 31, 1998, it beneficially owns 492,600 shares, that it has no voting power as to 490,000 of such shares and sole dispositive power as to all of such shares.

                           MANAGEMENT SHAREHOLDINGS

     The following table sets forth the number of shares of Common Stock beneficially owned as of December 11, 1998 by each executive officer of the Company named in the Summary Compensation table, by each current director and nominee for director of the Company and by all directors and executive officers (including the named individuals) as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

 NAME OF DIRECTOR/NOMINEE        NUMBER OF SHARES
   OR IDENTITY OF GROUP         BENEFICIALLY OWNED        PERCENT OF CLASS (1)
 Robert H. Kill                    105,528(2)                     2.1%
 Donald H. Soukup                   65,250(3)(4)                  1.3%
 Ronald B. Thomas                   56,270(3)(4)                  1.1%
 William N. Wray                    33,000(3)(5)                   *
 Gary L. Deaner                     27,000(3)(6)                   *
 Peyton Gannaway                    18,000(5)                      *
 Bruce J. Bergman                        0(3)                      *
 All officers and
   directors as a                  338,633(7)                     6.6%
    group (9 persons)

--------------------
*   Less than 1%

     (1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of December 11, 1998, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

     (2) Amount includes 20,000 shares held by Mr. Kill's wife and 52,500 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 11, 1998.

     (3) Does not include an option for 6,000 shares which will be granted to such individual as of the date of the Annual Meeting and which will become exercisable as of the date of the Company's 2000 Annual Meeting pursuant to an automatic grant under the Company's 1999 Amended and Restated Stock Option Plan, if such Plan is approved by the shareholders, or under the 1992 Nonqualified Stock Option Plan if the 1999 Plan is not so approved.

     (4) Amount includes 36,000 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 11, 1998.

     (5) Such shares are not outstanding but are purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 11, 1998.

     (6) Amount includes 22,500 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 11, 1998.

     (7) Amount includes 229,120 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 11, 1998.


                            ELECTION OF DIRECTORS
                            (PROPOSALS #1 AND #2)

GENERAL INFORMATION

     The Certificate of Incorporation and Bylaws of the Company provide that the Board of Directors shall consist of not less than three directors and not more than six directors, that the number of directors to be elected shall be determined by the shareholders at each annual meeting, and that the number of directors may be increased by the Board between annual meetings. The Certificate of Incorporation also provides for the election of three classes of directors with terms staggered so as to require the election of only one class of directors each year. Only directors who are members of Class II will be elected at the Annual Meeting. Directors who are members of Classes I and III will continue to serve for the terms for which they were previously elected. The Board recommends that the number of directors be set at six and that two Class II directors be elected at the Annual Meeting. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting is required to set the number of directors at six. Mr. Peyton Gannaway, currently a Class II director, has indicated that he does not wish to stand for re-election. Accordingly, the Board of Directors nominates Bruce J. Bergman for election and Ronald B. Thomas for re-election as Class II directors. If elected, Messrs. Bergman and Thomas will each serve for a three year term as a Class II director and until his successor has been duly elected and qualified.

     Unless authority is withheld, the proxies solicited hereby will be voted for the election of Bruce J. Bergman and Ronald B. Thomas as a director for a term of three years. If, prior to the meeting, it should become known that either Class II nominee will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that either nominee will be unable to serve. The election of directors is decided by a plurality of the votes cast. Following is information about the nominee and all other directors of the Company whose terms continue beyond the Annual Meeting.

     Ronald B. Thomas (Class II, term ending at 1999 Annual Meeting), age 55, has been a director of the Company since the Company's incorporation in February 1978 and was Chairman of the Board from March 1988 to January 1996. Mr. Thomas has been President and Chief Executive

Officer of Astrocom Corp., a manufacturer of electronic data communications products, since June 30, 1997. He was a private investor from March 1988 to June 1997. Mr. Thomas served as President and Treasurer of the Company from February 1978 to March 1988 and was the sole proprietor of the Company's unincorporated predecessor. Mr. Thomas is a director of Astrocom Corp.

     Bruce J. Bergman (nominee for Class II), age 57, has been a principal with Bergman & Associates, a high tech consulting practice, since August 1998. Prior to founding Bergman & Associates, Mr. Bergman was President and CEO (from 1996 to 1998) of Brocade Communications Systems, Inc., a provider of gigabit switching hardware and software products, President and CEO (from 1995 to 1996) of ATG Cygnet, Inc., a supplier of multiple-media, robotic mass storage libraries, President and CEO (from 1993 to 1994) of Proteon, Inc., a supplier of internetworking hardware and software products, and President and CEO (from 1983 to 1993) of Xylogics, Inc. a provider of computer network access, remote access, networking and input/output hardware and software products.

     Robert H. Kill (Class III, term ending at 2000 Annual Meeting), age 51, has been Chairman of the Board of the Company since January 1996, President since March 1988 and a director since September 1987. Mr. Kill was Executive Vice President of the Company from September 1987 to March 1988, Secretary from September 1987 to July 1988 and from November 1989 to October 1993, and Vice President and General Manager from August 1986 to September 1987. Mr. Kill held several marketing and sales positions at Northern Telecom, Inc. from 1979 to 1986, his latest position being Vice President, Terminals Distribution.

     Gary L. Deaner (Class III, term ending at 2000 Annual Meeting), age 58, was elected a director of the Company in May 1995. Mr. Deaner has been a Vice President of Raintree Associates, a marketing and planning company, since June 1998. Mr. Deaner served as Vice President of Marketing and Strategic Development for J. River, Inc., a software products company, from September 1996 to June 1998, and as Vice President and General Manager, Lan Connect, of Digi International, Inc., a manufacturer of computer communications products, from January 1995 to September 1996. From August 1991 to January 1995 Mr. Deaner served as President of Arnet Corporation, a subsidiary of Digi International, and from 1985 to 1991 he was Vice President of Marketing for Digi International.

     Donald H. Soukup (Class I, term ending at 2001 Annual Meeting), age 58, became a director of the Company in March 1982. Mr. Soukup has been a private investor for more than five years. Mr. Soukup is also a director of Minntech Corp. and several privately held companies.

     William N. Wray (Class I, term ending at 2001 Annual Meeting), age 70, has been a director of the Company since July 1993. Prior to his retirement in 1988, Mr. Wray held various management positions at Honeywell, Inc., the most recent being Executive Vice President of Honeywell Information Systems (from 1985 to 1989) and Executive Vice President of Corporate Marketing (from 1987 to 1988).

     There are no arrangements or understandings between any of the directors or any other person (other than arrangements or understandings with directors acting as such) pursuant to which any person was selected as a director or nominee of the Company. There are no family relationships among the Company's directors.

COMMITTEE AND BOARD MEETINGS

     The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee members during fiscal 1998 were Donald H. Soukup, Robert H. Kill and Peyton Gannaway. This committee is responsible for reviewing the Company's internal audit procedures and quarterly and annual financial statements, reviewing with the Company's independent accountants the results of the annual audit, and implementing and monitoring the Company's cash investment policy. The Audit Committee met once during fiscal 1998. The Compensation Committee members are Gary L. Deaner, William N. Wray and Ronald B. Thomas. The Compensation Committee recommends to the Board of Directors from time to time the salaries and other compensation to be paid to executive officers of the Company and administers the Company's stock option and restricted stock plans. The Compensation Committee met three times during fiscal 1998. Members of both of such Committees meet informally from time to time throughout the year on Committee matters.

     During fiscal 1998, the Board of Directors held five meetings. Each incumbent director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

DIRECTORS FEES

     Directors who are not employees of the Company receive $500 for each Board meeting attended. In addition, under the terms of the Company's 1992 Nonqualified Stock Option Plan as currently in effect, and under the terms of the 1999 Amended and Restated Stock Option Plan, if approved by the shareholders, each nonemployee director who is elected or re-elected to the Board, or whose term of office continues after an annual meeting of shareholders, will receive a seven-year option for 6,000 shares at an exercise price equal to the closing price of the Company's Common Stock on the date of grant, exercisable one year from the date of grant if the director has continued to serve on the Board throughout such period. On January 29, 1998, Messrs. Deaner, Gannaway, Soukup, Thomas and Wray each received an option to purchase 6,000 shares at $12.40 per share. Such options will become exercisable on January 28, 1999.


                               EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Compensation Committee of the Board of Directors of the Company is composed of directors William N. Wray,

Gary L. Deaner and Ronald B. Thomas. None of the members of the Committee currently is an employee or officer of the Company and none is affiliated with any entity other than the Company with which an executive officer of the Company is affiliated. Mr. Thomas served as President and Treasurer of the Company from February 1978 to March 1988 and was the sole proprietor of the Company's unincorporated predecessor.

     OVERVIEW AND PHILOSOPHY. The Company's executive compensation program is comprised of base salaries, annual and quarterly performance bonuses, long-term incentive compensation in the form of stock options and restricted stock grants and various benefits, including the Company's savings plan in which all qualified employees of the Company participate. In addition, the Compensation Committee from time to time may award special cash bonuses, stock options and restricted stock grants in connection with new hiring, promotions or non-recurring, extraordinary performance.

     The Compensation Committee has followed a policy of paying annual base salaries which are on the moderate side of being competitive in its industry and of awarding cash bonuses based on achievement of operating profit goals and secondarily on achievement of revenue goals. If minimum operating profit goals are achieved, the officer receives a cash bonus in an amount equal to the percentage of goal achieved multiplied by the established maximum bonus which is a percentage of annual base salary. The goals are established annually by the Compensation Committee or President of the Company. The Company does not have formal employment agreements with any of its officers.

     The Company elected a new employee as Chief Financial Officer in September 1998 and promoted an existing employee to Vice President Product Development and Operations in September 1998. These officers together with the Company's Chief Executive Officer are the only executive officers of the Company. In connection with her recruitment and election, the new Chief Financial Officer was granted stock options and restricted stock which vest over periods of years and provide incentive for long term achievement and employment. The Company's new Vice President was already a participant in the Company's stock option and restricted stock option plans. Both officers will participate in the management cash bonus plan described above. No cash bonuses were earned by any employee while serving as an executive officer in fiscal 1998.

     GENERAL. The Company provides medical and insurance benefits to its executive officers which are generally available to all Company employees. The Company has a savings plan in which all qualified employees, including the executive officers, may participate. Each year the Company contributes to the savings plan an amount equal to two percent of gross wages for each employee who contributes four percent and the Company may contribute an additional two percent of gross wages based on the operating profit of the Company for the fiscal year and plan contributions by the individual employee. The amount of perquisites allowed to executive officers, as determined in accordance with rules of the Securities and Exchange Commission, did not exceed 10% of salary in fiscal 1998.

     CHIEF EXECUTIVE OFFICER COMPENSATION. Robert H. Kill served as the Company's Chief Executive Officer in fiscal 1998. His annual base salary and eligibility for a cash bonus was determined in accordance with the policies described above as applicable to all executive officers. His base salary was increased from $165,000 in fiscal 1997 to $175,000 in fiscal 1998. No cash bonus was earned in fiscal 1998.

     In 1998 in order to continue providing incentive for participation in long term appreciation in shareholder value, the Committee made a restricted stock grant to Mr. Kill of 5,000 shares, 2,500 of which will vest in 2000 and 2,500 in 2002, and issued to Mr. Kill an option to purchase 15,000 shares at the market price on the date of grant, 25 percent of which will vest in each of the first four anniversaries of the date of grant. Grants of restricted stock and stock options are based on qualitative rather than quantitative factors and reflect the desire of the Board of Directors and Compensation Committee to retain key executives, encourage excellent performance and increase Company stock ownership by key executives in order to align their interests with those of shareholders generally.

     SUMMARY. The Company was in a transition phase in fiscal 1998 as it suffered disappointments in revenues and operating results. A new Chief Financial Officer and Vice President were elected. The Compensation Committee annually reviews its compensation policies but anticipates generally continuing its policy of paying relatively moderate base salaries, basing bonuses on specific revenue and operating profit goals and granting stock options and restricted stock to provide long-term incentives.


                             MEMBERS OF THE COMPENSATION COMMITTEE:

                             William N. Wray
                             Gary L. Deaner
                             Ronald B. Thomas


SUMMARY COMPENSATION TABLE

     The following table sets forth information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer, the only executive officer whose total salary and bonus for fiscal 1998 exceeded $100,000.

                                            ANNUAL COMPENSATION                          LONG-TERM COMPENSATION
                                   ----------------------------------    ------------------------------------------------------
                                                                                  Awards              Payouts
                                                                                  ------              -------
                                                                         Restricted     Securities
                                                         Other Annual      Stock        Underlying      LTIP        All Other
Name and Principal                 Salary      Bonus     Compensation     Award(s)      Options/SARs   Payouts     Compensation
     Position          Year          ($)        ($)         ($)(1)          ($)            (#)           ($)           ($)(2)
------------------     ----        ------      -----     ------------    ----------     ------------   -------     ------------
Robert H. Kill,        1998        171,667        -0-        -0-          69,375(3)        15,000         -0-          5,045
President and          1997        161,333     80,558        -0-          73,750(3)        15,000         -0-          7,397
CEO                    1996        149,333    118,500        -0-             -0-           15,000         -0-          5,110

--------------------
(1) Does not include automobile allowance, the amount of which was less than 10% of the individual's listed compensation.

(2) Amount reflects Company contributions to the Company's Savings Plan, a 401(k) plan.

(3) Dividends, if declared by the Company will be paid on the shares. On September 30, 1998, Mr. Kill held 10,000 restricted shares having a then current market value of $73,125.

OPTION/SAR GRANTS DURING 1998 FISCAL YEAR

     The following table sets forth information regarding stock options granted to the named executive officer during the fiscal year ended September 30, 1998. The Company has not granted stock appreciation rights.

                                                                                                         POTENTIAL REALIZABLE
                                                                                                           VALUE AT ASSUMED
                                                                                                         ANNUAL RATES OF STOCK
                                                                                                        PRICE APPRECIATION FOR
                                                % OF TOTAL                                                    OPTION TERM
                  NUMBER OF SECURITIES     OPTIONS/SARS GRANTED                                         -----------------------
                 UNDERLYING OPTIONS/SARS  TO EMPLOYEES IN FISCAL     EXERCISE OR BASE      EXPIRATION
    NAME                GRANTED (#)                YEAR                 PRICE                 DATE
                                                                        ($/SH)                              5% ($)     10% ($)
    ----         -----------------------  ----------------------     ----------------      ----------       ------     -------
Robert H. Kill          15,000 (1)                  6.7                    13.813            01/29/03       57,244     126,495


--------------------
(1) Such option is exercisable as to 3,750 shares per year commencing January 29, 1999.


AGGREGATED OPTION/SAR EXERCISES DURING 1998 FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

     The following table provides information related to options exercised by the named executive officer during fiscal 1998 and the number and value of options held at fiscal year end.

                                                                    VALUE OF
                                                  NUMBER OF        UNEXERCISED
                                                 UNEXERCISED      IN-THE-MONEY
                                               OPTIONS/SARS AT   OPTIONS/SARS AT
                                                  FY-END(#)         FY-END ($)
                SHARES ACQUIRED     VALUE        EXERCISABLE/      EXERCISABLE/
    NAME        ON EXERCISE (#)  REALIZED ($)   UNEXERCISABLE   UNEXERCISABLE (1)
    ----        ---------------  ------------  ---------------  -----------------
Robert H. Kill      20,000        233,340       37,500/37,500    85,304/12,722

--------------------
(1) These amounts represent the difference between the exercise price of the in-the-money options and the market price of the Company's Common Stock on September 30, 1998. The closing price of the Company's Common Stock on that day on the Nasdaq Stock Market was $7.3125. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

STOCK PERFORMANCE CHART

     The following chart compares the cumulative total shareholder return on the Company's Common Stock with the S&P SmallCap 600 Index and the Computers (Peripherals) Small Index. The comparison assumes $100 was invested on September 30, 1993 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.





 Company/Index            9/30/93   9/30/94    9/30/95   9/30/96   9/30/97   9/30/98
 -------------            -------   -------    -------   -------   -------   -------
 Ciprico                  $100.00   $ 87.80    $214.60   $585.31   $442.64   $213.99
 S&P SmallCap 600          100.00     99.42     125.45    144.66    198.14    161.14
 Computers
 (Peripherals) Small       100.00    160.68     302.57    173.27    179.62     80.06

            APPROVAL OF 1999 AMENDED AND RESTATED STOCK OPTION PLAN
        AS A CONSOLIDATION OF THE 1992 NONQUALIFIED STOCK OPTION PLAN
                   AND THE 1994 INCENTIVE STOCK OPTION PLAN
                                (PROPOSAL #3)

     GENERAL. The Company currently has in effect a 1992 Nonqualified Stock Option Plan (the "1992 Plan") and a 1994 Incentive Stock Option Plan (the "1994" Plan). In order to simplify administration of the Plans, the Board of Directors recommends that shareholders approve the consolidation of the 1992 Plan and the 1994 Plan into one plan, to be known as the Ciprico Inc. 1999 Amended and Restated Stock Option Plan (the "1999 Plan"). The provisions of the 1992 Plan and the 1994 Plan will continue to exist for purposes of determining rights and obligations of the Company and optionees with respect to options previously granted under such Plans. No additional shares will be reserved for the 1999 Plan. Shares issuable under the 1999 Plan will be the 1,428,582 shares currently reserved and remaining unissued under the 1992 Plan and the 1994 Plan.

     A more detailed description of the 1999 Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the 1999 Plan, a copy of which may be obtained without charge upon written request to the Company's Vice President of Finance.

     PURPOSE. The purpose of the 1999 Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers and employees upon whose efforts the success of the Company will depend to a large degree.

     TERM. Incentive stock options may be granted pursuant to the 1999 Plan until October 22, 2008, ten years from the date the 1999 Plan was adopted by the Board. Non-qualified options may be granted under the 1999 Plan until the Plan is discontinued or terminated by the Board.

     ADMINISTRATION. The 1999 Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The 1999 Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

     ELIGIBILITY. All officers and employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the 1999 Plan. All directors, officers and employees of, and consultants and advisors to, the Company or of any subsidiary are eligible to receive nonqualified stock options pursuant to the 1999 Plan. As of November 30, 1998, the Company had approximately 119 employees and directors.

     DIRECTORS' FORMULA GRANT. The 1999 Plan provides that each nonemployee director who is elected or reelected as a director of the Company or whose term of office continues after an annual meeting at which directors are elected will automatically be granted an option to purchase 6,000 shares at an exercise price equal to the closing price of the Company's Common Stock on the date on which the option is granted. Each such option will be for a term of seven years and will become exercisable one year from the date of grant if the director has continued to serve on the Board throughout such period. At the 1999 Annual Meeting, Messrs. Soukup, Thomas, Deaner and Wray will each receive an option to purchase 6,000 shares pursuant to such provision.

     OPTIONS. When an option is granted under the Plan, the Committee at its discretion specifies the option price, the type of option (either "incentive" or "nonqualified") to be granted and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant and, unless otherwise determined by the Committee, the option price of a nonqualified option may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. The market value of the Company's Common Stock on December 15, 1998 was $7.00. The term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise are set by the Committee, but the term of an incentive stock option may not exceed ten years from the date of grant. Each incentive stock option and, unless otherwise determined by the Committee, each nonqualified stock option granted under the 1999 Plan is nontransferable during the lifetime of the optionee. Each outstanding option under the 1999 Plan may terminate earlier than its stated expiration date in the event of the optionee's termination of employment or directorship.

     AMENDMENT. The Board of Directors may from time to time suspend or discontinue the 1999 Plan or revise or amend it in any respect; provided, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee except as authorized in the event of merger, consolidation or liquidation of the Company.

     FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN. Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the 1999 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which options are exercised, equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment-related taxes on such ordinary income.

     Incentive stock options granted under the 1999 Plan are intended to qualify for favorable tax treatment under Code Section 422. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deductions upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

     PLAN BENEFITS. The table below shows the total number of stock options that have been received by the following individuals and groups under the 1992 and 1994 Plans; no options have been granted under the 1999 Plan.

                                                                   Total number of
     Name and Position/Group                                      Options Received (1)
     -----------------------                                      --------------------
     Robert H. Kill, President and Chief Executive Officer                 75,000
     Current Executive Officer Group (3 persons)                          165,643
     Current Non-executive Officer Director Group (5 persons)             193,500(2)
     Current Non-executive Officer Employee group (90 persons)            841,419


--------------------
(1) This table reflects the total stock options granted without taking into account exercises or cancellations. Because future grants of stock options are subject to the discretion of the Compensation Committee, the future benefits that may be received by these individuals or groups under the 1999 Plan cannot be determined at this time, except for the automatic grants of 6,000 share options to outside directors as described under "Directors' Formula Grant" above.

(2) Includes 6,000 share options which will be granted to Messrs. Deaner, Soukup, Thomas and Wray on the date of the 1999 Annual Meeting pursuant to the provisions of the 1999 Plan if the Plan is approved by the shareholders, or pursuant to the existing terms of the 1992 Plan if the 1999 Plan is not approved.

VOTE REQUIRED

     The Board of Directors recommends that the shareholders approve the 1999 Amended and Restated Stock Option Plan as a consolidation of the Company's 1992 Nonqualified and 1994 Incentive Stock Option Plans. Approval of the 1999 Plan requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the meeting with authority to vote on such matter.


     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors of the Company, and persons who beneficially own more than 10 percent of the Company's outstanding shares of Common Stock, to file initial reports of ownership and reports of changes in ownership of securities of the Company with the Securities and Exchange Commission. Officers, directors and greater than 10 percent shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based upon a review of the copies of such reports furnished to or obtained by the Company and upon other information known to the Company, the Company believes that during the fiscal year ended September 30, 1998, all filing requirements applicable to its directors, officers or beneficial owners of more than 10% of the Company's outstanding shares of Common Stock were complied with except that one report covering an option grant and a gift was filed late by Robert H. Kill.


                      INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     Effective August 11, 1997, the Company appointed Grant Thornton LLP as the Company's independent auditors for the remainder of fiscal 1997. The firm of KPMG Peat Marwick LLP previously served as the Company's auditors and was dismissed on August 11, 1997 contemporaneously with the appointment of Grant Thornton LLP. There were not, in connection with any prior audit or any subsequent interim period preceding the selection of Grant Thornton LLP, any disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG Peat Marwick LLP would have caused it to make reference in connection with its report to the subject matter of the disagreements, and the former auditors' reports on the financial statements of the Company did not contain any adverse opinion or disclaimer of opinion nor were they qualified as to uncertainty, audit scope or accounting principles. The decision to change auditors was recommended by the Audit Committee and approved by the Board of Directors.

     The Company has not yet selected its independent auditors for the current fiscal year ending September 30, 1999. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at the meeting to respond to appropriate questions from the Company's shareholders.


                                OTHER BUSINESS

     Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.


                            SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2000 annual meeting of shareholders must be received by the Company by August 22, 1999, to be includable in the Company's proxy statement and related proxy for the 2000 annual meeting. Shareholder proposals intended to be presented at the 2000 annual meeting but not included in the Company's proxy statement and proxy will be considered untimely if received by the Company after November 6, 1999.


                         ANNUAL REPORT TO SHAREHOLDERS

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended September 30, 1998, accompanies this notice of meeting and Proxy Statement. No part of the Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.



                                  FORM 10-K

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBITS(S) SHOULD BE DIRECTED TO MS. JOAN K. BERG, VICE PRESIDENT OF FINANCE, AT THE COMPANY'S PRINCIPAL ADDRESS. THE COMPANY'S FORM 10-K MAY ALSO BE ACCESSED THROUGH THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV.


                                       BY ORDER OF THE BOARD OF DIRECTORS




                                       ROBERT H. KILL
                                       CHAIRMAN AND PRESIDENT

Dated:  December 21, 1998
        Plymouth, Minnesota

                                  CIPRICO INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 28, 1999

    The undersigned hereby appoints ROBERT H. KILL and JOAN K. BERG, and each of them, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of Common Stock of Ciprico Inc. registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Radisson Plaza Hotel, 35 South Seventh Street, Minneapolis, Minnesota, at 3:30 p.m. (Minneapolis time) on January 28, 1999, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

    The Board of Directors recommends that you vote FOR each proposal below.

1.    Set number of directors at six (6):
             / /  FOR                              / /  AGAINST                          / /  ABSTAIN
2.    Elect two Class II directors: [Nominees: Bruce J. Bergman and Ronald B. Thomas]
             / /  FOR the nominees listed above    / /  WITHHOLD AUTHORITY to vote for
                                                        all nominees listed above
               TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME ON THE LINE BELOW

                  ----------------------------------------------------------------------------------------------

3.    Approve the 1999 Amended and Restated Stock Option Plan as a consolidation of the Company's 1992 Nonqualified Stock
      Option Plan and 1994 Incentive Stock Option Plan and without the reservation of additional shares.
             / /  FOR                              / /  AGAINST                          / /  ABSTAIN
4.    OTHER MATTERS. In their discretion, the Proxies are ...
             / /  AUTHORIZED                       / /  NOT AUTHORIZED
      to vote upon such other business as may properly come before the Meeting.

                          (CONTINUED ON REVERSE SIDE)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL, AND WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL NUMBER 4.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
                                              Date: ______________________, 199_
                                              __________________________________
                                              __________________________________

                                              PLEASE DATE AND SIGN ABOVE exactly
                                              as name appears at the left,
                                              indicating, where appropriate,
                                              official position or
                                              representative capacity. For stock
                                              held in joint tenancy, each joint
                                              owner should sign.

                                    CIPRICO INC.
                             1999 AMENDED AND RESTATED
                                 STOCK OPTION PLAN


     On October 22, 1998, the Board of Directors of Ciprico Inc. adopted this 1999 Amended and Restated Stock Option Plan (the "Amended and Restated Plan" or the "Plan") as a consolidation of the Ciprico Inc. 1992 Nonqualified Stock Option Plan (the "1992 Plan") and the 1994 Incentive Stock Option Plan (the "1994 Plan"). Subject to the shareholder approval requirements set forth in
Section 2, the terms and conditions of this Amended and Restated Stock Option Plan shall govern all options granted after October 22, 1998. All nonqualified and incentive stock options granted prior to such date shall be governed by the terms and conditions of the 1992 Plan and the 1994 Plan, respectively, which were in effect as of the date such options were granted, and shall not be modified by the adoption of this Plan.

                                     SECTION 1.
                                    DEFINITIONS

     As used herein, the following terms shall have the meanings indicated below:

          (a) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. If the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "non-employee director." Solely for purposes of this Section 1(a), "non-employee director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

          (b)  The "Company" shall mean Ciprico Inc., a Delaware corporation.

          (c) "Fair Market Value" as of any day shall mean (i) if such stock is reported by the Nasdaq National Market or Nasdaq SmallCap Market or is listed upon an established stock exchange or exchanges, the reported closing price of such stock by the Nasdaq National Market or Nasdaq SmallCap Market or on such stock exchange or exchanges on such date or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so reported by the Nasdaq National Market or Nasdaq SmallCap Market or listed upon an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the National Quotation Bureau, Inc. (or any comparable reporting service) on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company's Common Stock.

          (d) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

           (e) "Non-Employee Director" shall mean members of the Board who are not employees of the Company or any Subsidiary.

          (f) The "Optionee" means (i) an employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to
     Section 9, (ii) a director (including a Non-Employee Director), employee or officer of or consultant or advisor to the Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to Section 10 or
     (iii) a Non-Employee Director to whom a nonqualified stock option has been granted pursuant to Section 15.

          (g) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

          (h) The "Plan" means the Ciprico Inc. 1999 Amended and Restated Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

          (i) "Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 11) reserved for incentive and nonqualified stock options pursuant to this Plan.

          (j) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

          (k) The "1992 Plan" means the Ciprico Inc. 1992 Nonqualified Stock Option Plan.

          (l) The "1994 Plan" means the Ciprico Inc. 1994 Incentive Stock Option Plan.


                                     SECTION 2.
                                      PURPOSE

     The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

     It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, and through the granting of nonqualified stock options pursuant to Section 10 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within 12 months before or after the adoption of the Plan by the Board of Directors. Options shall not be granted under this Plan until such shareholder approval is obtained. If shareholder approval is not obtained within such 12-month period, this Plan shall have no force and effect, and all future nonqualified and incentive stock options shall be granted under the Company's 1992 Plan and 1994 Plan, respectively.


                                     SECTION 3.
                               EFFECTIVE DATE OF PLAN

     The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in
Section 2.


                                     SECTION 4.
                                   ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time (collectively referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described in the Plan) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option, the option price, and terms and conditions of each option. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option and restricted stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

     No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

                                     SECTION 5.
                                    PARTICIPANTS

     The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees and officers to whom incentive stock options shall be granted pursuant to Section 9 of the Plan, and those employees, officers, directors (including Non-Employee Directors), consultants or advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted pursuant to Section 10 of the Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction. The Administrator may grant additional incentive stock options and nonqualified stock options under this Plan to some or all Optionees then holding options or may grant options solely or partially to new Optionees. In designating Optionees, the Administrator shall also determine the number of shares to be optioned to each such Optionee. The Board may from time to time designate individuals as being ineligible to participate in the Plan.



                                     SECTION 6.
                                       STOCK

     The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Stock. One Million Four Hundred Twenty-eight Thousand Five Hundred and Eighty-two (1,428,582) shares of Stock shall be reserved and available for stock options under the Plan, representing the total number of shares originally reserved under the 1992 Plan and the 1994 Plan less the number of shares issued upon exercise of options previously granted under the 1992 Plan and the 1994 Plan; provided, however, that the total number of shares of Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 11 of the Plan. In the event that any outstanding stock option granted under the Plan, the 1992 Plan or the 1994 Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Stock allocable to such portion of the option shall continue to be reserved for stock options under the Plan and may be optioned hereunder.


                                     SECTION 7.
                                  DURATION OF PLAN

     Incentive stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until October 22, 2008. Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any incentive stock option granted prior to October 22, 2008, and any nonqualified stock option granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option as specified in the written stock option agreement shall remain subject to the terms and conditions of this Plan.

                                     SECTION 8.
                                      PAYMENT

     Optionees may pay for shares upon exercise of stock options granted pursuant to this Plan with cash, personal check, certified check, previously issued Common Stock of the Company valued at such Stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the option granted to the Optionee or upon any exercise of the option by the Optionee.

     With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.


                                     SECTION 9.
                  TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

     Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

          (a) NUMBER OF SHARES AND OPTION PRICE. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

          (b) TERM AND EXERCISABILITY OF INCENTIVE STOCK OPTION. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the

     Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than 10 years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five years after the date on which it is granted.

               The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

          (c) NONTRANSFERABILITY. No incentive stock option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution. During the Optionee's lifetime, the incentive stock option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any incentive stock option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

          (d) NO RIGHTS AS SHAREHOLDER. An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an incentive stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 11 of the Plan).

          (e)  OTHER PROVISIONS.  The Option Agreement authorized under this
     Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.


                                    SECTION 10.
                 TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

     Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

          (a) NUMBER OF SHARES AND OPTION PRICE. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that the option price may not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock per share on the date of grant.

          (b) TERM AND EXERCISABILITY OF NONQUALIFIED STOCK OPTION. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

          (c) WITHHOLDING. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Optionee all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Optionee's exercise of a nonqualified stock option. In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its Fair Market Value, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

          (d) TRANSFERABILITY. The Administrator may, in its sole discretion, permit the Optionee to transfer any or all nonqualified stock options to any member of the Optionee's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Optionee's "immediate family" or

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


     partnerships in which such family members are the only partners; provided, however, that the Optionee cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

               (e) NO RIGHTS AS SHAREHOLDER. An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by a nonqualified stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 11 of the Plan).

          (f)  OTHER PROVISIONS.  The Option Agreement authorized under this
     Section 10 shall contain such other provisions as the Administrator shall deem advisable.



                                    SECTION 11.
                      RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                   OR LIQUIDATION

     In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Stock reserved under Section 6 hereof, the number of shares of Stock covered by each outstanding stock option and the price per share thereof, and the number of shares subject to automatic grants to Non-Employee Directors pursuant to Section 15 below shall be automatically adjusted to reflect such change; provided, that the Board in its discretion may in such event decrease but not increase the number of shares subject to the automatic grants of Section 15 below made subsequent to the date of such event.
Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

     Unless otherwise provided in the Option Agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "transaction"), the Board may provide for one or more of the following:

          (a) the equitable acceleration of the exercisability of any outstanding options hereunder;

          (b) the complete termination of this Plan and the cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give

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


     Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction);

          (c) that Optionees holding outstanding stock options shall receive, with respect to each share of Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein; or

          (d) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 11 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                    SECTION 12.
                             SECURITIES LAW COMPLIANCE

     No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Optionee, the Administrator may require Optionee to (i) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (ii) represent that Optionee shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

     As a further condition to the grant of any stock option or the issuance of Stock to Optionee, Optionee agrees to the following:

          (a) In the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain

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

     shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any stock option granted to Optionee pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

          (b) In the event of a transaction (as defined in Section 11 of the Plan) which is treated as a "pooling of interests" under generally accepted accounting principles, Optionee will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Optionee is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Optionee will execute any documents necessary to ensure compliance with such rules.

     The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 12.


                                    SECTION 13.
                               AMENDMENT OF THE PLAN

     The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 11, shall impair the terms and conditions of any stock option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 11 hereof, (ii) change the designation of the class of employees eligible to receive stock options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.


                                    SECTION 14.
                          NO OBLIGATION TO EXERCISE OPTION

     The granting of a stock option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of a stock option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period.

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

                                    SECTION 15.
                  NONQUALIFIED STOCK OPTIONS FOR OUTSIDE DIRECTORS

          (a) AUTOMATIC GRANTS. No person shall have any discretion to select the non-employee directors that shall be eligible for nonqualified stock options or to determine the number of shares of Common Stock to be subject to such options, the option price per share, the term and exercisability for such options or the date of grant. No action by the Board of Directors or the Committee shall be required for the grant of nonqualified stock options under this Section 15, it being the intention of the Company that such stock option grants will occur automatically.

          (b) ANNUAL GRANTS TO NON-EMPLOYEE DIRECTORS. Each Non-Employee Director who, on and after the date this Plan is approved by the Company's shareholders, is elected or re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such election, re-election or shareholders meeting, automatically be granted a nonqualified option to purchase 6,000 shares of the Company's Common Stock; provided, however, if such Non-Employee Director is elected other than by shareholders at an annual meeting, the number of shares subject to the option shall be determined by multiplying 6,000 by a fraction, the numerator of which is the number of months until the next regular annual meeting of shareholders and the denominator of which is 12.

          (c) EXERCISE PRICE. The exercise price per share for each nonqualified stock option granted pursuant to this Section 15 shall be equal to the Fair Market Value of the Company's Common Stock per share on the date of such election, re-election or annual meeting.

          (d) TERM AND EXERCISABILITY. Each nonqualified stock option granted pursuant to this Section 15 shall become exercisable one year from the date of grant if the Optionee has served as a director throughout such period, and shall expire seven (7) years from the date of grant. Each nonqualified stock option granted pursuant to this Section 15 shall be subject to such additional terms and conditions not inconsistent with this Plan as the Option Agreement issued to the Optionee by the Company may contain.





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